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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): June 13, 2001
                                                          -------------


                            Cell Therapeutics, Inc.
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            (Exact name of registrant as specified in its charter)


         Washington                        0-28386               91-1533912
---------------------------------  ------------------------ --------------------
 (State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


         201 Elliott Avenue West, Suite 400, Seattle, Washington 98119
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (206) 282-7100
                                                     ---------------------------

                                Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.   Other Events

     On June 13, 2001, Cell Therapeutics, Inc. (the "Company") completed a $150 million offering of 5.75% Convertible Subordinated Notes due June 15, 2008. The offering was made to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933. Copies of the Indenture and the Registration Rights Agreement entered into in connection with the offering are being filed as exhibits to this report.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

          Exhibit No.         Description
          -----------         -----------

          4.1 Indenture, dated as of June 13, 2001, between the Company and State Street Bank and Trust Company of California, N.A.

          10.1 Registration Rights Agreement, dated as of June 13, 2001, between the Company and the Initial Purchasers set forth therein.

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                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CELL THERAPEUTICS, INC.



Dated: June 13, 2001                    By:  /s/ James A. Bianco, M.D.
                                             -----------------------------------
                                             James A. Bianco, M.D.
                                             President and Chief Executive
                                             Officer

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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

4.1 Indenture, dated as of June 13, 2001, between the Company and State Street Bank and Trust Company of California, N.A.

10.1 Registration Rights Agreement, dated as of June 13, 2001, between the Company and the Initial Purchasers set forth therein.

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